UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☐

Filed by a party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

ASA GOLD AND PRECIOUS METALS LIMITED

(Name of Registrant as Specified In Its Charter)

AXEL MERK

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GOOGLE SEARCH AD – ASA Proxy Campaign (SaveASA.com) Submitted by Axel Merk in his capacity as an ASA shareholder

Final URL: https://www.saveasa.com

Display Path (visual only): saveasa.com/protect/gold-fund

Headlines (shown in rotation):

●	ASA Proxy Vote – Vote NO

●	Vote NO to Preserve ASA

●	Protect ASA’s Gold Focus

●	Say No to Saba Control

●	Keep ASA a Gold Fund

●	Learn More at SaveASA.com

●	Axel Merk on ASA Proxy

●	ASA Governance Matters

Descriptions (2 shown per impression):

Pinned Description (always shown in Position 1):

●	Proxy solicitation by Axel Merk. Filing at sec.gov, disclosures at saveasa.com.

Other Rotating Descriptions:

●	Understand what’s at stake in ASA’s proxy vote. Visit saveasa.com.

●	Protect ASA’s gold focus. Learn what the proxy fight means for shareholders.

●	See why investors oppose Saba’s proposal. Visit saveasa.com for details.